                                                                     Exhibit 24


                               POWER OF ATTORNEY




                KNOW ALL MEN BY THESE PRESENTS:

                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of March, 1995.


                                                     /s/ Craig R. Anderson
                                                    -------------------------
                                                        Craig R. Anderson

                               POWER OF ATTORNEY





                KNOW ALL MEN BY THESE PRESENTS:

                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of March, 1995.



                                                      /s/ Neil A. Armstrong
                                                    -------------------------
                                                        Neil A. Armstrong

                               POWER OF ATTORNEY




                KNOW ALL MEN BY THESE PRESENTS:

                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of March, 1995.




                                                    /s/ Charles C. Gedeon
                                                   -------------------------
                                                        Charles C. Gedeon

                               POWER OF ATTORNEY




                KNOW ALL MEN BY THESE PRESENTS:


                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1995.



                                                    /s/ L. Frederick Gieg, Jr.
                                                   --------------------------
                                                        L. Frederick Gieg, Jr.

                               POWER OF ATTORNEY




                KNOW ALL MEN BY THESE PRESENTS:


                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of March, 1995.


                                                      /s/ Robert M. Hernandez
                                                     -------------------------
                                                          Robert M. Hernandez

                               POWER OF ATTORNEY




                KNOW ALL MEN BY THESE PRESENTS:

                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of March, 1995.



                                                    /s/ Dan F. Huebner
                                                   -------------------------
                                                        Dan F. Huebner

                               POWER OF ATTORNEY




                KNOW ALL MEN BY THESE PRESENTS:


                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of March, 1995.




                                                       /s/ William E. Lewellen
                                                      -------------------------
                                                           William E. Lewellen

                                   POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS:


                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of March, 1995.



                                                     /s/ Louis A. Valli
                                                 -------------------------
                                                       Louis A. Valli

                               POWER OF ATTORNEY




                KNOW ALL MEN BY THESE PRESENTS:

                That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1994 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

                IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of March, 1995.



                                                /s/ Wesley W. von Schack
                                                -------------------------
                                                  Wesley W. von Schack